8. BIOLOGICAL ASSETS	12 Months Ended
Dec. 31, 2020
Notes
8. BIOLOGICAL ASSETS

8.BIOLOGICAL ASSETS

The Company’s biological assets consist of no plants growing as at December 31, 2020 and 2019.  The continuity of biological assets is as follows:

Carrying amount, beginning of year	2020	2019

Acquired from MAG acquisition	$26,842	$-
Capitalized cost	12,606,343	-
Fair value adjustment	(543,116)	-
Transferred to inventory	(12,090,069)	-
Carrying value, end of year	$-	$-

Fair Value Measurement Disclosure

The Company measures its biological assets at their fair value less costs to sell. This is determined using a model which estimates the expected harvest yield in grams for plants currently being cultivated, and then adjusts that amount for the expected selling price per gram and also for any additional costs to be incurred, such as post-harvest costs.

The following significant unobservable inputs, all of which are classified as level 3 on the fair value hierarchy, were used by management as part of this model:

•Selling price - calculated as the weighted average historical selling price for all strains of cannabis sold by the Company, which is expected to approximate future selling prices

•Stage of growth - represents the weighted average number of weeks out of the 15 weeks growing cycle that biological assets have reached as of the measurement date

•Yield by plant – represents the expected number of grams of finished cannabis inventory which are expected to be obtained from each harvested cannabis plant

•Attrition – represents the weighted average percentage of biological assets which are expected to fail to mature into cannabis plants that can be harvested

•Post-harvest costs – calculated as the cost per gram of harvested cannabis to complete the sale of cannabis plants post harvest, consisting of the cost of direct and indirect materials and labour related to labelling and packaging

Sensitivity Analysis

Significant unobservable assumptions used in the valuation of biological assets, including the sensitivities on changes in these assumptions and their effect on the fair value of biological assets, are as follows:

	Weighted average assumption	10% Change of inputs ($)
Selling Price	$0.19	1,211,741
Yield by plant	71.41	1,147,615
Attrition	5.52%	70,859
Post-harvest costs ($/gram)	$0.01	262,754

No biological assets remained in the ground as at December 31, 2020 and 2019. All plants were harvested prior to year end. As a plant matures the likelihood of wastage declines.  As a result, attrition estimates were relatively low in 2020. However, due to the onset of COVID-19, a restricted labour pool forced the Company to prioritize higher margin crops while leaving less profitable plants to die.

The Company accretes fair value of biological assets on a straight-line basis according to stage of growth. As a result, a hemp plant that is 50% through its 15-week growing cycle would be ascribed approximately 50% of its harvest date expected fair value (subject to attrition adjustments).